Exhibit 10.2

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SUCH ACT OR, AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

________________________________________

BERING EXPLORATION, INC.
710 NORTH POST OAK ROAD, SUITE 410
HOUSTON, TEXAS 77024

STOCK PURCHASE WARRANT

Warrant No.: WB-01	Right to Purchase: 5,000,000
Date: December 30, 2011

THIS CERTIFIES THAT, for value received, MTL Trust (the “Holder”), is entitled to purchase from BERING EXPLORATION, INC., a Nevada corporation (the “Company”), at any time from December 30, 2011 (“Commencement Date”) until 5:00 p.m. (CST) on  December 30, 2016 [5 years] Five million (5,000,000) fully paid and nonassessable shares of the Company’s common stock (the “Shares”), par value $0.001 per share (“Common Stock”), at an exercise price of $0.10 per share, as adjusted.

1.           The Company is issuing this Warrant to the Holder pursuant to a consulting agreement.

2.           (a)           To exercise this Warrant or any part of this Warrant, the Holder must deliver to the Company (collectively, the “Exercise Documentation”): (i) a completed exercise agreement a form of which is attached; (ii) this Warrant; and (iii) a check payable to the Company in an amount equal to the product of the exercise price and the number of shares the Holder desires to purchase.  The Company will, without charge, issue certificates for shares of Common Stock purchased upon exercise of this Warrant within five days after receipt of the Exercise Documentation.  Unless this Warrant has expired, or all of the purchase rights represented by this Warrant have been exercised, the Company will also prepare a new Warrant, substantially identical to this Warrant, representing the rights formerly represented by this Warrant which have not expired or been exercised.

  (b)           This Warrant may also be exercised, in whole or in part, by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of shares of Common Stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the closing bid price on the trading day preceding the date of such election;

(B) = the Exercise Price of the Warrants, as adjusted; and

(X) = the number of shares of Common Stock issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

3.           The Company will at all times reserve and keep available for issuance upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable.

4.           This Warrant does not and will not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

5.           Certain Adjustments.

(a)           Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the exercise price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of shares or other securities resulting from such adjustment at an exercise price per share or other security obtained by multiplying the exercise price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)           Pro Rata Distributions.  If the Company, at any time prior to the termination date of this Warrant, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to the above section), then in each such case the exercise price of this Warrant shall be adjusted by multiplying the exercise price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the closing bid price determined as of the record date mentioned above, and of which the numerator shall be such closing bid price on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith.  In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(d)           Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section.  For purposes of this Section, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section shall similarly apply to successive reorganizations, reclassifications, mergers,consolidations or disposition of assets.

Whenever the number of shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the exercise price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of shares (and other securities or property) purchasable upon the exercise of this Warrant and the exercise price of such shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

6.           Whenever the number of shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the exercise price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of shares (and other securities or property) purchasable upon the exercise of this Warrant and the exercise price of such shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

7.           Notice of Corporate Action.  If at any time:

(a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 7.

8.              Piggy-Back Registration.
8.1.           Grant of Piggy-Back Rights. If at any time on or after the Commencement Date and prior to the fifth (5th) anniversary of the Commencement Date the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account, other than a registration statement (A) filed in connection with any employee stock option or other benefit plan, (B) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (C) for an offering of debt that is convertible into equity securities of the Company, or (D) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the Holder as soon as practicable but in no event less than ten business days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the Holder in such notice the opportunity to register the sale of such number of shares of Registrable Securities as the Holder may request in writing within five business days following receipt of such notice (a “Piggy-Back Registration”). The term “Registrable Securities” shall mean all of the securities underlying the Warrant, including the Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (A) a registration statement with respect to the sale of such securities shall have become effective under the Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement; (B) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; or (C) such securities shall have ceased to be outstanding. For purposes of a Piggy-Back Registration (and not in the case of a Demand Registration), the exclusion from the definition of “Registrable Securities” as to Registrable Securities which are then saleable under Rule 144 contained in the last sentence of the definition of “Registrable Securities” shall be inapplicable. The Company shall cause such Registrable Securities to be included in such registration and shall use its commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an underwriter or underwriters shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Piggy-Back Registration.

8.2.           Reduction of Offering. If the managing underwriter or underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the Holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with shares of Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the Holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 8, and the shares of Common Stock, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in any such registration:

           If the registration is undertaken for the Company’s account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock, if any, including the Registrable Securities, as to which registration has been requested pursuant to written contractual piggy-back registration rights of security Holders (pro rata in accordance with the number of shares of Common Stock which each such person has actually requested to be included in such registration, regardless of the number of shares of Common Stock with respect to which such persons have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares; and

           If the registration is a “demand” registration undertaken at the demand of persons other than the Holder of Registrable Securities pursuant to written contractual arrangements with such persons, (A) first, the shares of Common Stock for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Registrable Securities as to which registration has been requested under this Section 8 and any Shares as to which registration has been requested pursuant to written contractual piggy-back registration rights which other stockholders desire to sell that can be sold without exceeding the Maximum Number of Shares (pro rata in accordance with the number of shares of Registrable Securities held by each such Holder).

8.3.           Withdrawal. Any Holder of Registrable Securities may elect to withdraw such Holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the registration statement. The Company may also elect to withdraw a registration statement at any time prior to the effectiveness of the registration statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders of Registrable Securities in connection with such Piggy-Back Registration.

9.              Transfer.
9.1.           Restrictions—General. The Holder of this Warrant, by its acceptance hereof, agrees that it will not sell, transfer, assign, pledge or hypothecate this Warrant for a period of 180 days following the Commencement Date. On and after the first anniversary of the Commencement Date, transfers to others may be made subject to compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall within five business days transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

9.2.           Restrictions—Securities. The securities evidenced by this Warrant shall not be transferred except as set forth in Section 9.1 unless and until (i) the Company has received the opinion of counsel for the Holder that the securities may be transferred pursuant to an exemption from registration under the Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement or a post-effective amendment to the registration statement relating to such securities has been filed by the Company and declared effective by the Commission and compliance with applicable state securities law has been established.

10.           The construction, validity and interpretation of this Warrant will be governed by the laws of the State of Nevada.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal.

BERING EXPLORATION, INC.

By: /s/ J. Leonard Ivins
Name: J. Leonard Ivins
Title:   Chief Executive Officer

EXHIBIT

EXERCISE AGREEMENT

To:           Bering Exploration, Inc.

(1)      The undersigned hereby elects irrevocably to exercise all or a portion of the within Warrant and to purchase ________ shares of Bering Exploration, Inc. pursuant to the terms of the attached Warrant (only if exercised in full), and hereby makes payment of $______ (at the rate of $____ per Share), together with all applicable transfer taxes, if any.

(2)      Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[ ] the cancellation of such number of shares as is necessary, in accordance with the formula set forth in subsection 2(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(b).

(3)      Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

Name:	_______________________________

Address:	_______________________________

_______________________________

EIN:	_______________________________

The shares shall be delivered to the following:

_______________________________

_______________________________

_______________________________

[HOLDER] By: ___________________________ Name: Title: Dated: ________________________

Form To Be Used To Assign Warrant

ASSIGNMENT

(To be executed by the Holder to effect a transfer of the within Warrant)

FOR VALUE RECEIVED,                                                                                  does hereby sell, assign and transfer unto_______________________________ the right to purchase _______ Shares of Bering Exploration, Inc. (the “Company”) evidenced by the within Warrant No. ___ and does hereby authorize the Company to transfer such right on the books of the Company.

Dated:                          , 20__

Signature:

Signature Guaranteed:

NOTICE: THE SIGNATURE TO THIS FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN WARRANT IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, OTHER THAN A SAVINGS BANK, OR BY A TRUST COMPANY OR BY A FIRM HAVING MEMBERSHIP ON A REGISTERED NATIONAL SECURITIES EXCHANGE.